EXHIBIT 10.6(b)

                                SECOND AMENDMENT
                         REVOLVING CREDIT LOAN AGREEMENT



         THIS SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is made and entered into as of the 18th day of December, 1998, by EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership (together herein called "Borrower"), EQUITY INNS, INC., a Tennessee corporation, and EQUITY INNS TRUST, a Maryland real estate investment trust (together herein called "Guarantor"), and NATIONAL BANK OF COMMERCE, Memphis, Tennessee ("Bank").

         WHEREAS, the parties executed that Revolving Credit Loan Agreement (the "Loan Agreement"), dated as of November 14 1997, which Loan Agreement was executed simultaneously with a Revolving Credit Promissory Note (the "Note") in the principal amount of $5,000,000.00, payable to Bank.

         WHEREAS, as of the 10th day of August, 1998 the parties modified the Loan Agreement and Note inter alia to increase the principal amount of the note to $10,000,000.00 and to change the Termination Date to December 31, 1998.

         WHEREAS, the parties by means of this Agreement desire to further modify the terms of the Loan Agreement;

                              W I T N E S S E T H :


         NOW, THEREFORE, for mutual considerations, receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         The definition of "Termination Date" in Section 1.01 is modified to change the Termination Date to December 31, 1999.

                                    BORROWER:

                                    EQUITY INNS PARTNERSHIP, L.P.,
                                    a Tennessee limited partnership
                                    By:  Equity Inns Trust, a Maryland
                                         real estate investment trust,
                                         its sole general partner



                                    By:      /s/ Donald H. Dempsey
                                             ---------------------

                                    Name:    Donald H. Dempsey
                                             ---------------------

                                    Title:   Executive VP, Secretary &
                                             Treasurer, CFO
                                             -------------------------



                                    EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.,
                                    a Tennessee limited partnership
                                    By:  Equity Inns Services, Inc.,
                                         a Tennessee corporation,
                                         its sole general partner



                                    By:      /s/ Donald H. Dempsey
                                             ---------------------

                                    Name:    Donald H. Dempsey
                                             ---------------------

                                    Title:   Executive VP, Secretary &
                                             Treasurer, CFO
                                             -------------------------

                                    GUARANTOR:

                                    EQUITY INNS, INC.,
                                    a Tennessee corporation



                                    By:      /s/ Donald H. Dempsey
                                             ---------------------

                                    Title:   Executive VP, Secretary &
                                             Treasurer, CFO
                                             -------------------------



                                    EQUITY INNS TRUST, a
                                    Maryland real estate investment trust



                                    By:      /s/ Donald H. Dempsey
                                             ---------------------

                                    Title:   Executive VP, Secretary &
                                             Treasurer, CFO
                                             -------------------------



                                    BANK:

                                    NATIONAL BANK OF COMMERCE



                                    By:     /s/ Billy Frank
                                            ---------------

                                    Title:  Vice President
                                            ---------------